Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 5 TO SENIOR SUBORDINATED NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 5 TO SENIOR SUBORDINATED NOTE PURCHASE AGREEMENT (this “Amendment”) is dated as of March 30, 2011 (the “Fifth Amendment Effective Date”) by and among INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation (the “Company”) and the Purchasers signatory hereto.  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Note Purchase Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, the Company and the Purchasers are party to that certain Senior Subordinated Note Purchase Agreement, dated as of June 6, 2007 (as amended by Amendment No. 1 to Note Purchase Agreement, dated as of April 15, 2008 (“Amendment No. 1”), Amendment No. 2 to Senior Subordinated Note Purchase Agreement, dated as of December 24, 2008 (“Amendment No. 2”), Amendment No. 3 to Senior Subordinated Note Purchase Agreement, dated as of December 22, 2009 (“Amendment No. 3”) and Amendment No. 4 to Senior Subordinated Note Purchase Agreement, dated as of March 16, 2011 (“Amendment No. 4”), and as otherwise amended, supplemented, restated or otherwise modified from time to time, the “Note Purchase Agreement”) pursuant to which, among other things, the Company issued and sold to the Purchasers those certain 18% Senior Subordinated Notes due 2011 in accordance with and pursuant to the terms and provisions of the Note Purchase Agreement;

WHEREAS, prior to, or substantially concurrently with, the Fifth Amendment Effective Date, the Company shall have repaid approximately $38,500,000 of the Tranche A Obligations in cash or other immediately available funds (the “Tranche A Repayment”);

WHEREAS, prior to, or substantially concurrently with, the Fifth Amendment Effective Date, the Company, certain Subsidiaries of the Company, General Electric Capital Corporation, as administrative agent (the “Senior Agent”) and the lenders party thereto (the “Senior Lenders”), shall enter into that certain Amended and Restated Credit Agreement in substantially the form attached hereto as Annex A (the “Amended and Restated Senior Credit Agreement”), which shall amend and restate that certain Credit Agreement, dated as of December 29, 2006, among the Company, certain Subsidiaries of the Company, the Senior Agent and the lenders party thereto;

WHEREAS, the Company has advised the Purchasers that an Event of Default has occurred under Section 12(m) of the Note Purchase Agreement as a result of the Company’s failure to comply with the Excess US Collateral Coverage covenant set forth therein for the fiscal quarter ending December 31, 2010 (the “Specified Default”);

WHEREAS, the Company has requested that the Purchasers agree to amend the Note Purchase Agreement as set forth herein and to waive the Specified Default; and

WHEREAS, for good and valuable consideration, the Purchasers are willing to so amend the Note Purchase Agreement and to waive the Specified Default, all upon the terms and conditions as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises contained herein (including, without limitation, the Tranche A Repayment), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1         Amendments to Note Purchase Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 5 below:

1.1   Section 1 of the Note Purchase Agreement is hereby amended by and restated in its entirety as follows:

“1.   AUTHORIZATION OF NOTES.

The Company has authorized the issuance and sale of the Notes and, on the Closing Date, the Initial Notes will be issued substantially in the form attached hereto as Exhibit 1.  The Company has authorized the amendment and restatement of the Initial Notes and (i) on the Third Amendment Effective Date, the Initial Notes held by the Purchasers identified on Annex A to the Third Amendment will be amended and restated substantially in the form attached as Exhibit 1-A hereto and shall thereafter constitute the “Initial Tranche A Notes”, with all the rights and privileges, including, without limitation absolute priority over the Tranche B Notes, attendant thereto, regardless of by whom such Tranche A Notes may subsequently be held (unless such holder is WLR or an Affiliate thereof in which event such Tranche A Notes shall automatically be amended and restated as Tranche B Notes) and (ii) on the Third Amendment Effective Date, the Initial Notes held by the Purchasers identified on Annex B to the Third Amendment will be, and any Notes acquired by WLR or any Affiliate thereof after such date will automatically upon such acquisition be, amended and restated substantially in the form attached as Exhibit 1-B hereto and shall thereafter constitute the “Initial Tranche B Notes”, with all the terms and conditions, including, without limitation, absolute subordination to the Tranche A Notes, attendant thereto, regardless of by whom such Tranche B Notes may subsequently be held.  The Company has authorized (i) the issuance and sale to CCP F, L.P. (“CCP”) of a Note representing the Yield Enhancement Fee payable to CCP pursuant to the Fifth Amendment (together with any notes issued in substitution therefor pursuant to Section 14 of this Agreement, the “Yield Enhancement Tranche A Note”) and, on the Fifth Amendment Effective Date, the Yield Enhancement Tranche A Note will be issued substantially in the form attached as Exhibit 1-C hereto and (ii) the further amendment and restatement of the Initial Notes on the Fifth Amendment Effective Date, and on such date, (a) the Initial Tranche A Notes held by the Purchasers identified on Annex B to the Fifth Amendment will be amended and restated substantially in the form attached as Exhibit 1-D hereto (collectively, together with any notes issued in substitution therefor pursuant to Section 14 of this Agreement and the Yield Enhancement Tranche A Note, the “Tranche A Notes”) and (b) the Initial Tranche B Notes held by the Purchasers identified on Annex C to the Fifth Amendment will be amended and restated in substantially the form attached as Exhibit 1-E hereto (collectively, together with any notes issued in substitution therefor pursuant to Section 14 of this Agreement, “Tranche B Notes”).”

1.2   Section 7.5(b) of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

(b)
THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN FOURTH AMENDED AND RESTATED SUBORDINATION AND INTERCREDITOR AGREEMENT (THE “SUBORDINATION AGREEMENT”) DATED AS OF MARCH 30, 2011 AMONG CLEARLAKE CAPITAL PARTNERS, LLC, INTERNATIONAL TEXTILE GROUP, INC. (THE “COMPANY”) AND GENERAL ELECTRIC CAPITAL CORPORATION (THE “AGENT”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE COMPANY PURSUANT TO (i) THAT CERTAIN AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MARCH 30, 2011 (THE “SENIOR CREDIT AGREEMENT”) AMONG THE COMPANY, CERTAIN SUBSIDIARIES OF THE COMPANY, THE AGENT AND THE LENDERS FROM TIME TO TIME PARTY THERETO, AS THE SENIOR CREDIT AGREEMENT HAS BEEN AND HEREAFTER MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AND (ii) INDEBTEDNESS REFINANCING THE INDEBTEDNESS UNDER THE SENIOR CREDIT AGREEMENT AS CONTEMPLATED BY THE SUBORDINATION AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.”

1.3   Section 9.1 of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

“9.1   Payment of Notes at Maturity.

The entire outstanding principal amount of, and the interest then accrued and unpaid on, the Tranche A Notes shall be due and payable on the Tranche A Scheduled Maturity Date.  The entire outstanding principal amount of, and the interest then accrued and unpaid on, the Tranche B Notes shall be due and payable on June 30, 2015.

1.4   The first paragraph of Section 9.2 of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

“Except as otherwise noted below, the Company may prepay the outstanding principal of (together with accrued interest on) the Notes in full, or from time to time, in part, on any date (except as otherwise noted below) at (i) in the case of the Tranche B Notes, 100.00% and (ii) in the case of the Tranche A Notes, the prepayment amounts (expressed as percentages of the outstanding principal amount (excluding the portion thereof representing PIK Interest) of each Note) set forth below, in each case plus accrued and unpaid interest thereon (which interest, if any, shall be paid in cash to the applicable date of prepayment as indicated below):

If prepaid during the period from:	Percentage
The Fifth Amendment Effective Date and on or before June 6, 2011	100.00%
After June 6, 2011 and on or before June 6, 2012	101.00%
After June 6, 2012	100.00%”

1.5   Section 9.5 of the Note Purchase Agreement is hereby amended and restated in its entirety as follows.:

“9.5    Allocation of Partial Prepayments.

In the case of each partial prepayment of the Obligations pursuant to Section 9.2, 9.7 or Section 9.9 or otherwise, the payments shall be allocated as follows:  (i) first, to the payment of all fees, expenses and other Obligations due and payable to the Collateral Agent, (ii) second, to the payment of accrued but unpaid interest (other than PIK Interest) on the Tranche A Notes (other than the Yield Enhancement Tranche A Note) on a pro rata basis, (iii) third, to the payment of outstanding principal amount representing PIK Interest on the Tranche A Notes (other than the Yield Enhancement Tranche A Note) on a pro rata basis, (iv) fourth, to the payment of outstanding principal amount not representing PIK Interest of the Tranche A Notes (other than the Yield Enhancement Tranche A Note) on a pro rata basis until such Tranche A Notes are paid in full, (v) fifth, to the payment of accrued but unpaid interest (other than PIK Interest) on the Yield Enhancement Tranche A Note, (iii) sixth, to the payment of outstanding principal amount representing PIK Interest on the Yield Enhancement Tranche A Note, (iv) seventh, to the payment of outstanding principal amount not representing PIK Interest of the Yield Enhancement Tranche A Note until the Yield Enhancement Tranche A Note is paid in full, (viii) eighth to the payment of the remaining Tranche A Obligations on a pro rata basis until Full Payment of the Tranche A Obligations and (ix) ninth, among all of the Tranche B Obligations on a pro rata basis until the Tranche B Obligations are paid in full.”

1.6   Section 9.7 of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

“9.7    Mandatory Prepayment Upon Asset Dispositions.

If any Credit Party shall at any time or from time to time:

(i) make an Asset Disposition; or

(ii) suffer an Event of Loss;

and, in each case, the aggregate Net Proceeds received by such Credit Party in connection with such Asset Disposition or Event of Loss and all other Asset Dispositions and Events of Loss occurring during the fiscal year exceeds the US dollar equivalent of $500,000, then (A) the Company shall promptly notify each holder of Notes of such Asset Disposition or Event of Loss (including the estimated Net Proceeds to be received by such Credit Party in respect thereof) and (B) promptly upon receipt by such Credit Party of the Net Proceeds of such Asset Disposition or Event of Loss, the Company shall deliver, or cause to be delivered, such Net Proceeds to the holders of Notes as a prepayment of the Notes, which prepayment shall be allocated in accordance with Section 9.5 hereof.  Notwithstanding the foregoing and provided no Event of Default has occurred and is continuing, such prepayment from the Net Proceeds of such Event of Loss shall not be required to the extent the Company or a Subsidiary reinvests or enters into any binding commitment that would effect such a reinvestment of the Net Proceeds of such Event of Loss in productive assets (other than Inventory) of a kind then used or usable in the business of a Credit Party, within one hundred eighty (180) days after the date of such Event of Loss and in the case of a binding commitment, such funds are reinvested within ninety (90) days after the date such binding commitment is entered into.”

1.7   Section 9 of the Note Purchase Agreement is hereby amended by adding the following Section 9.9 as the last section thereof:

“9.9   Mandatory Prepayment Upon Issuance of Certain Indebtedness.

Immediately upon the receipt by the Company of the Net Issuance Proceeds of: (i) Indebtedness under the Banamex Term Facility (including any increase thereof or incremental facility in connection therewith) or (ii) Indebtedness incurred under Section 11.3(a)(xvi), then, in each case, the Company shall deliver, or cause to be delivered, to the holders of the Notes such Net Issuance Proceeds as a prepayment of the Notes, which prepayment shall be allocated in accordance with Section 9.5 hereof.”

1.8   Section 11.2(a) of the Note Purchase Agreement is hereby amended to (i) delete the “and” appearing at the end of clause (c) thereof, (ii) delete the period at the end of clause (d) thereof and substitute “; and” therefor and (iii) add the following clause (e) as the last clause thereof:

“(e)    International Textile Holdings, Inc., a Delaware corporation, may merge with and into the Company so long as the Company is the surviving entity.”

1.9   Section 11.3(a)(iii) of the Note Purchase Agreement is herby amended and restated in its entirety as follows:

“(iii)    Indebtedness incurred pursuant to the Senior Credit Agreement; provided, that after giving effect to the incurrence of such Indebtedness, the aggregate principal amount of Indebtedness incurred under the Senior Credit Agreement together with the aggregate principal amount of Indebtedness incurred pursuant to clause (xi) of this Section 11.3(a) shall not exceed, at any time, the sum of (x) $120,500,000 reduced by the amount of any repayments and corresponding commitment reductions under the Senior Credit Agreement from and after the Fifth Amendment Effective Date to the extent that such payments may not be reborrowed and such commitment reductions are permanent (specifically excluding, however, any such repayments and commitment reductions occurring in connection with any Permitted Refinancing (as defined in the Subordination Agreement) or an automatic termination of revolving loan commitments occurring upon the occurrence of a Proceeding (as defined in the Subordination Agreement) or acceleration of the obligations under the Senior Credit Agreement plus (y) $12,050,000 plus (z) interest, fees and expenses that are capitalized under the Senior Credit Agreement not included in clause (x) above (the “Permitted Senior Indebtedness Amount”);”

1.10   Section 11.3(a)(xii) of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

“(xii)    Indebtedness of Burlington Morelos and its subsidiaries under the Banamex Facility;”

1.1   Section 11.3(a) of the Note Purchase Agreement is hereby amended to (i) delete the “and” appearing at the end of clause (xiv) thereof, (ii) delete the period at the end of clause (xv) thereof and substitute “, and” therefor and (iii) add the following clause (xvi) as the last clause thereof:

“(xvi)    additional Indebtedness in an aggregate amount not to exceed $15,000,000; provided that the Company shall deliver, or cause to be delivered, the Net Issuance Proceeds therefrom to the holders of Notes as a prepayment of the Notes in accordance with Section 9.9 hereof.”

1.2   Section 11.4(i) of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

“(i)    Contingent Obligations arising under a secured guaranty by Subsidiaries of Burlington Morelos of the Indebtedness of Burlington Morelos under the Banamex Facility;”

1.3   Section 11.5(q) of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

“(q)    Liens on assets of Burlington Morelos and its Subsidiaries securing payment of the Indebtedness under the Banamex Facility;”

1.4   The first paragraph of Section 11.6 of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

“The Company will not, and will not permit any Subsidiary to, make any Asset Disposition, except (i) the Asset Dispositions described on Schedule 11.6 hereof, (ii) the sale of all or substantially all of the assets of Cone Jacquards and certain real property owned by Cone Denim LLC pursuant to and in accordance with the Cone Jacquards Purchase Agreement; provided that the Company shall deliver, or cause to be delivered, the Net Proceeds of such sale to the holders of Notes as a prepayment of the Notes in accordance with Section 9.7 hereof and (iii) additional Asset Dispositions of the Company and its Subsidiaries in an aggregate amount (excluding the amount of any Asset Dispositions described on Schedule 11.6) based on Fair Market Value not to exceed during any fiscal year, $11,000,000, provided that the Company shall deliver, or cause to be delivered, the Net Proceeds of such sale to the holders of Notes as a prepayment of the Notes in accordance with, and to the extent required by, Sections 9.3 and 9.7 hereof, as applicable.”

1.5   Section 12(m) of the Note Purchase Agreement is hereby amended and restated in its entirety as: “INTENTIONALLY OMITTED”.

1.6   Section 14.5 of the Note Purchase Agreement is hereby amended to (a) delete the reference to “Exhibit 1-A” therein and substitute “Exhibit 1-D” therefor and (b) delete the reference to “Exhibit 1-B” therein and substitute Exhibit 1-E therefor:

1.7   Schedule A to the Note Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Schedule A attached hereto.

1.8   The definitions of “Initial Notes”, “Notes”, “Senior Agent”, “Senior Credit Agreement”, “Senior Loan Documents”, “Senior Termination Date” and “Subordination Agreement” set forth in Schedule B to the Note Purchase Agreement are hereby amended and restated in their entirety as follows:

“Initial Notes” means the $80,000,000 aggregate principal amount of 18.00% Senior Subordinated Notes due 2011 issued on the Closing Date hereunder (as amended and restated as of the Third Amendment Effective Date and as further amended and restated as of the Fifth Amendment Effective Date), and such term shall include any PIK Notes, the Yield Enhancement Tranche A Note and any such notes issued in substitution therefor pursuant to Section 14 of this Agreement.  The Notes shall be substantially in the form set out in Exhibit 1-D with respect to Tranche A Notes and Exhibit 1-E with respect to Tranche B Notes, with such changes therefrom, if any, as may be approved by the Purchasers and the Company.  For the avoidance of doubt, the Initial Notes shall include both Tranche A Notes and Tranche B Notes.

“Notes” means the Initial Notes, the PIK Notes and the Yield Enhancement Tranche A Note.

“Senior Agent” means General Electric Capital Corporation or any successor, as “Agent” under the Senior Credit Agreement.

“Senior Credit Agreement” means that certain amended and restated credit agreement dated as of the Fifth Amendment Effective Date, by and among the Company, the various Subsidiaries of the Company party thereto, the Senior Agent, and the lenders named therein, together with the related documents thereto (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including one or more credit agreements, loan agreements, indentures or similar agreements extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder or adding Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion the Indebtedness under such agreement or agreements or any successor or replacement agreement or agreements and whether by the same or any other agent, lender or group of lenders or investors, so long as such amendment, supplement, modification, extension, refinancing, replacement or restructuring is not prohibited by the Subordination Agreement as in effect from time to time.

“Senior Loan Documents” shall mean, collectively, the “Loan Documents” as defined in the Senior Credit Agreement.

“Senior Termination Date” shall mean the date on which all of the obligations under or in respect of the Senior Loan Documents have been satisfied in full (other than contingent obligations for which no claim has been asserted), and the Senior Loan Documents and all commitments thereunder have been terminated.

“Subordination Agreement” means the Fourth Amended and Restated Subordination and Intercreditor Agreement dated as of the Fifth Amendment Effective Date by and among the Collateral Agent, the Senior Agent and the Company, which agreement shall be substantially in the form of Exhibit 3, as such agreement may be amended, modified or supplemented from time to time in accordance with its terms.

(a)   Schedule B to the Note Purchase Agreement is hereby amended by adding the following defined terms thereto in the proper alphabetical order:

“Banamex Facility” means, collectively, (i) the Banamex Term Facility and (ii) the Factoring Discount Line Operating Agreement among Parras Cone, as borrower, the surety parties party thereto and Banco Nacional de Mexico, S.A., as lender, including extensions, replacements, increases and refinancings thereof provided that any Indebtedness thereunder or under any such extension, replacement, increase or refinancing shall be without recourse to any Credit Party.

“Banamex Term Facility” means the Long Term Mortgage Loan Agreement among Burlington Morelos, the guarantors party thereto and Banco Nacional de Mexico, S.A., as lender, and the Factoring Discount Line Operating Agreement among Parras Cone, as borrower, including extensions, replacements, increases and refinancings thereof provided that any Indebtedness thereunder or under any such extension, replacement, increase or refinancing shall be without recourse to any Credit Party.

“Burlington Morelos” means Burlington Morelos, S.A. de C.V, a company organized under the laws of Mexico.

“Cone Jacquards LLC” means Cone Jacquards LLC, a Delaware limited liability company.

“Cone Jacquards Purchase Agreement” means that certain Asset Purchase Agreement, by and among Cone Jacquards, Denim, the Company and Abercrombie Textiles, LLC, dated as of March 31, 2011.

“Fifth Amendment” means Amendment No. 5 to Senior Subordinated Note Purchase Agreement, dated as of the Fifth Amendment Effective Date, by and among the Company and the Purchasers signatory thereto.

“Fifth Amendment Effective Date” means March 30, 2011.

“Net Issuance Proceeds” means, in respect of any issuance of debt, cash proceeds (including cash proceeds as and when received in respect of non-cash proceeds received or receivable in connection with such issuance), net of underwriting discounts and reasonable out-of-pocket costs and expenses paid or incurred in connection therewith in favor of any Person.

“Net Proceeds” means proceeds in cash, checks or other cash equivalent financial instruments (including cash equivalents) as and when received by the Person making a Disposition and insurance proceeds received on account of an Event of Loss, net of: (i) in the event of an Asset Disposition (a) the direct costs, fees and expenses relating to such Asset Disposition, (b) sale, use or other transaction taxes or income or gain taxes paid or payable as a result thereof, and (c) amounts required to be applied to prepay obligations under the Senior Credit Agreement pursuant to Section 1.8 (e) or (f) thereof as in effect on the Fifth Amendment Effective Date and (ii) in the event of an Event of Loss, (a) all money actually applied to repair or reconstruct the damaged property or property affected by the condemnation or taking, (b) all of the costs and expenses reasonably incurred in connection with the collection of such proceeds, award or other payments, and (c) amounts required to be applied to prepay obligations under the Senior Credit Agreement pursuant to Section 1.8 (e) or (f) thereof as in effect on the Fifth Amendment Effective Date; it being understood that any “Cone Jacquards Excess Proceeds” or “Excess Asset Sale Proceeds” as each such term is defined in the Senior Credit Agreement as in effect on the Fifth Amendment Effective Date shall constitute “Net Proceeds” hereunder and shall be applied to prepay the Notes in accordance with Sections 9.3 and 9.7, as applicable.

“Tranche A Scheduled Maturity Date” means June 6, 2013; provided, however, that if, as of June 6, 2011, (i) the aggregate outstanding principal amount of, and the aggregate interest then accrued and unpaid on, the Tranche A Notes is less than $6,000,000 and (ii) no Default or Event of Default is then continuing, the Tranche A Scheduled Maturity Date shall automatically be extended until March 30, 2015.

“Yield Enhancement Fee” is defined in the Fifth Amendment.

“Yield Enhancement Tranche A Note” is defined in Section 1.”

1.9           Schedule B to the Note Purchase Agreement is hereby amended by deleting the definitions of “Debt Prepayment Application”, “Excess US Collateral Coverage”, “Excluded Subsidiary”, “Mexican Facility” and “Net Proceeds Amount”.

1.10           The Note Purchase Agreement is hereby amended to (i) add Exhibits 1-C, 1-D and 1-E thereto in the form of Exhibits 1-C, 1-D and 1-E hereto and (ii) replace Exhibit 3 thereto with Exhibit 3 hereto.

2         Amendments to Guaranty and Security Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 5 below Subject to the satisfaction of the conditions to effectiveness set forth in Section 5 below:

2.1           The Guaranty and Security Agreement is hereby amended (a) to delete each reference to “Senior Credit Agreements” and substitute therefor the following: “Senior Credit Agreement” and (b) delete each reference to “Senior Guaranty and Security Agreements” and substitute therefor the following: “Senior Guaranty and Security Agreement”.

2.2           The definition of “Senior Guaranty and Security Agreements” set forth in Section 1.1 of the Guaranty and Security Agreement is hereby amended and restated in its entirety as follows:

“Senior Guaranty and Security Agreement” means the Guaranty and Security Agreement (as such term is defined in the ABL Credit Agreement).”

3         Waiver.  Subject to the satisfaction of the conditions to effectiveness set forth in Section 5 below, the Purchasers hereby waive the Specified Default.

4         Representations and Warranties.  In order to induce Purchasers to enter into this Amendment, the Company represents and warrants, on its own behalf and on behalf of each Credit Party, to each Purchaser, that:

(a)   the execution, delivery and performance by the Company of this Amendment has been duly authorized by all necessary corporate action and this Amendment and the Note Purchase Agreement as amended hereby (the “Amended Note Purchase Agreement”) constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms;

(b)   upon the effectiveness of this Amendment and after giving effect hereto, no Default or Event of Default exists under the Amended Note Purchase Agreement; and

(c)   upon the effectiveness of this Amendment and after giving effect hereto, all representations and warranties in the Amended Note Purchase Agreement the other Financing Documents are true and correct in all material respects as of the effective date of this Amendment.

5         Conditions to Effectiveness.  This Amendment shall be effective on the date when the Required Holders determine that each of the following conditions have been met:

(a)   prior to or contemporaneous with the effectiveness of this Amendment, the Tranche A Purchasers shall have received proceeds of the Tranche A Repayment to the applicable accounts set forth on Schedule A attached hereto (or to such other accounts as such Tranche A Purchasers shall have specified to the Company in writing);

(b)   this Amendment shall have been duly executed and delivered by the Company, each of the Tranche A Purchasers and each of the Tranche B Purchasers;

(c)   the Company shall have duly executed and delivered the Yield Enhancement Tranche A Note (as defined below) to CCP F, L.P (“CCP”);

(d)   the Company, the Senior Agent and the other parties thereto shall have delivered a fully executed copy of the Amended and Restated Senior Credit Agreement and the conditions precedent to effectiveness thereof shall have been satisfied;

(e)   the Company shall have delivered evidence in form and substance reasonably satisfactory to the Purchasers that all Indebtedness under that certain Term Loan Agreement dated as of December 29, 2006 by and among Burlington Morelos, GE Capital, as agent, the lenders signatory thereto, and the other Persons signatory thereto, has been repaid in full, together with all fees and other amounts owing thereunder, and all commitments thereunder have terminated, and all Liens securing such Indebtedness have been terminated and released;

(f)   the Company, the Senior Agent and the other parties thereto shall have delivered a fully executed copy of the Fourth Amended and Restated Subordination and Intercreditor Agreement in substantially the form attached hereto as Exhibit 3;

(g)   receipt by the Purchasers of opinions in substantially the form attached hereto as Annexes D-1 and D-2 from Jones Day and Schell Bray Aycock Abel & Livingston, respectively, special counsel to the Company;

(h)   receipt by the Purchasers of all of the agreements, documents, instruments and other items set forth on the Closing Checklist attached hereto as Annex E, each in form and substance reasonably satisfactory to the Purchasers;

(i)   receipt by the Purchasers of such other instruments and documents as they may reasonably request; and

(j)   prior to or contemporaneous with the effectiveness of this Amendment, the Company shall have reimbursed the Purchasers for all reasonable, out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees and expenses, incurred or to be incurred by the Purchasers through the date hereof in connection with the preparation, negotiation and execution of this Amendment or any document, instrument or other agreement delivered pursuant to this Amendment or otherwise in connection with the Note Purchase Agreement.

6         Yield Enhancement Fee.  The Company shall pay to CCP, for its own account, a closing fee in an amount equal to $300,000.00 (the “Yield Enhancement Fee”).  The Yield Enhancement Fee shall be represented by a note issued by the Company to CCP on the Fifth Amendment Effective Date substantially in the form attached as Exhibit 1-C hereto (the “Yield Enhancement Tranche A Note”), which Yield Enhancement Tranche A Note shall thereafter bear interest and be due and payable as provided in the Yield Enhancement Tranche A Note.  The Yield Enhancement Fee will be deemed to be fully earned on the Fifth Amendment Effective Date and shall be non-refundable when paid.

7         Post-Fifth Amendment Effective Date Deliveries.  Within thirty (30) days following the Fifth Amendment Effective Date, the Company shall, and shall cause each other Credit Party to, duly execute and deliver such documentation with respect to the real property owned by the Credit Parties, in each case in form and substance reasonably acceptable to the Collateral Agent, as shall confirm the enforceability, validity, perfection and priority of the lien in favor of the Purchasers, including, without limitation (x) an executed amendment to the each Mortgage reflecting the transactions contemplated by this Fifth Amendment, (y) a favorable opinion, addressed to the Collateral Agent and the Purchasers covering the due authorization, execution, delivery and enforceability of the Mortgage as so amended, and shall otherwise be in form and substance reasonably satisfactory to the Collateral Agent and (z) evidence of payment by the Company of all search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage amendments referred to above.

8         Miscellaneous.

8.1      Effect; Ratification; Release.

(a)           Except as specifically set forth above, the Amended Note Purchase Agreement and the other Financing Documents (including, without limitation, Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4) and all payment and performance obligations and all liens granted thereunder shall remain in full force and effect and are hereby ratified and confirmed.  The Company agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of the Amended Note Purchase Agreement or the other Financing Documents.

(b)   The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default (whether or not known to any Purchaser) or any right, power or remedy of the Purchasers under the Amended Note Purchase Agreement or any other Financing Document, nor constitute an amendment of any provision of the Amended Note Purchase Agreement or any other Financing Document, except as specifically set forth herein.  Upon the effectiveness of this Amendment, each reference in the Amended Note Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Note Purchase Agreement as amended hereby.

(c)   The Company acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by the Purchasers of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Amended Note Purchase Agreement or of any other Financing Document, (ii) to create a course of dealing or otherwise obligate any Purchaser to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of the Purchasers to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

(d)   In consideration of, among other things, the amendments, waivers and consents provided for herein, and any other financial accommodations which the Purchasers elect to extend to the Company, the Company, on its own behalf and on behalf of each Credit Party, forever waives, releases and discharges any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), causes of action, demands, suits, costs, expenses and damages that they now have, of whatsoever nature and kind, whether known or unknown, whether arising at law or in equity, against the Collateral Agent and any Purchaser (in their respective capacities as such) and any of their respective subsidiaries and affiliates, and each of their respective successors, assigns, officers, directors, employees, agents, attorneys and other representatives, based in whole or in part on facts, whether or not known, existing on or prior to the date of this Amendment.  The provisions of this Section 8.1(d) shall survive the termination of the Amended Note Purchase Agreement and payment in full of the Obligations.

(e)   Each Tranche B Purchaser reaffirms the terms and conditions of the Debt Subordination Agreement and Section 9.8 of the Note Purchase Agreement and agrees that neither such ratification and reaffirmation, nor any Person’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from any Tranche B Purchaser with respect to any subsequent modifications, consent or waiver with respect to the Note Purchase Agreement or other Financing Documents.  Each Tranche B Purchaser acknowledges and agrees that the Debt Subordination Agreement shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), and shall not be impaired or limited by the execution or effectiveness of this Fifth Amendment.

8.2         Counterparts and Signatures by Fax.  This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument.  Any party delivering an executed counterpart of this Amendment by fax or electronic mail shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

8.3         Severability.  In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not be affected or impaired thereby.

8.4         Financing Document.  This Amendment shall constitute a Financing Document.

8.5         GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS THEREOF, BUT OTHERWISE WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES OF THE LAW THEREOF.

8.6         Consent to Senior Refinancing. The Purchasers hereby provide an irrevocable consent to the execution and delivery of the Amended and Restated Senior Credit Agreement and the transactions contemplated thereby and such consent shall be effective for all purposes under the Subordination Agreement (as defined in the Amended Note Purchase Agreement), including, without limitation, Section 3.1 thereof. The Purchasers hereby acknowledge and agree that each of Company, the Senior Agent and each of the Senior Lenders is an intended third party beneficiary of such consent.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

COMPANY

INTERNATIONAL TEXTILE GROUP, INC.

By:	/s/ Craig J. Hart
Name:	Craig J. Hart
Title:	Vice President and Treasurer

PURCHASERS:

CCP F, L.P.

By:	Clearlake Capital Partners, LLC, its general partner

By: CCG Operations, LLC, its managing member

By:	/s/Jose Feliciano
Name:	Jose Feliciano
Title:	Manager

WLR RECOVERY FUND IV, L.P.

By:	WLR Recovery Associates IV, LLC, its
General Partner

By:	/s/David L. Wax
Name:	David L. Wax
Title:	Its Duly Authorized Signatory

WLR RECOVERY FUND III, L.P.

By:	WLR Recovery Associates III, LLC, its
General Partner

By:	/s/David L. Wax
Name:	David L. Wax
Title:	Its Duly Authorized Signatory

WLR IV PARALLEL ESC, L.P.

By:	INVESCO WLR IV Associates, LLC, its
General Partner

By:	/s/David L. Wax
Name:	David L. Wax
Title:	Its Duly Authorized Signatory

ANNEX A

Form of Senior Credit Agreement

ANNEX B

Tranche A Purchasers

CCP F, L.P.

ANNEX C

Tranche B Purchasers

WLR IV PARALLEL ESC, L.P.

WLR RECOVERY FUND III, L.P.

WLR RECOVERY FUND IV, L.P.

ANNEX D-1

Form of Opinion of Jones Day

ANNEX D-2

Form of Opinion of Schell Bray Aycock Abel & Livingston

ANNEX E

Closing Checklist

EXHIBIT 1-C

Form of Yield Enhancement Tranche A Note

THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (3) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND IN EACH CASE SUBJECT TO THE COMPANY’S RIGHT PRIOR TO ANY SUCH OFFER, SALE, PLEDGE OR TRANSFER TO REQUIRE AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY.

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN FOURTH AMENDED AND RESTATED SUBORDINATION AND INTERCREDITOR AGREEMENT (THE “SUBORDINATION AGREEMENT”) DATED AS OF MARCH 30, 2011 AMONG CLEARLAKE CAPITAL PARTNERS, LLC, INTERNATIONAL TEXTILE GROUP, INC. (THE “COMPANY”) AND GENERAL ELECTRIC CAPITAL CORPORATION (THE “AGENT”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE COMPANY PURSUANT TO (i) THAT CERTAIN AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MARCH 30, 2011 (THE “SENIOR CREDIT AGREEMENT”) AMONG THE COMPANY, CERTAIN SUBSIDIARIES OF THE COMPANY, THE AGENT AND THE LENDERS FROM TIME TO TIME PARTY THERETO, AS THE SENIOR CREDIT AGREEMENT HAS BEEN AND HEREAFTER MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AND (ii) INDEBTEDNESS REFINANCING THE INDEBTEDNESS UNDER THE SENIOR CREDIT AGREEMENT AS CONTEMPLATED BY THE SUBORDINATION AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

THIS NOTE HAS "ORIGINAL ISSUE DISCOUNT" WITHIN THE MEANING OF SECTION 1273 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED.  PLEASE CONTACT THE COMPANY, ATTENTION: CRAIG J. HART, VICE PRESIDENT AND TREASURER TO OBTAIN INFORMATION REGARDING THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT AND THE YIELD TO MATURITY.

INTERNATIONAL TEXTILE GROUP, INC.

SENIOR SUBORDINATED NOTE DUE JUNE 6, 2013

Date: March 30, 2011
No. R-[__]                                                                                                                                $300,000.00
CUSIP# [_______]

FOR VALUE RECEIVED, the undersigned, INTERNATIONAL TEXTILE GROUP, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to the order of CCP F, L.P. (the “Payee”), or its permitted successors or assigns, the principal sum of (i) THREE HUNDRED THOUSAND DOLLARS ($300,000.00) plus (ii) any PIK Interest (as defined below) not represented by a separate PIK Note (as defined below), on the Tranche A Scheduled Maturity Date (as defined in the Note Purchase Agreement referenced below) with interest (computed on the basis of a 360-day year payable for the number of days actually elapsed) on the unpaid balance thereof at the rate of (i) 12.00% per annum from the date of this Note until September 30, 2011 and (ii) 12.50% from and after October 1, 2011 (the “Increase Date”); provided that as of the last day of each Interest Payment Date (as defined below) occurring after the Increase Date, the rate of interest payable hereon shall automatically increase by 0.50% per annum in excess of the rate applicable hereunder on the immediately preceding Interest Payment Date until the principal hereof shall have become due and payable; and provided, further, that if on or prior to June 6, 2011, all of the Obligations under the Note Purchase Agreement owing to the Payee other than Obligations represented by this Note (collectively, the “Other Obligations”) shall have been paid in full, the amount owing by the Company pursuant to this Note shall be automatically reduced to zero and forgiven on such date the Other Obligations are paid in full.  All interest hereon shall be payable quarterly in arrears on each Interest Payment Date (as defined below).

Prior to the occurrence of any Qualified Issuance, accrued and unpaid interest shall be paid in kind (“PIK Interest”) by adding such interest to the outstanding principal balance of this Note on the last day of each of March, June, September and December of each year (each an “Interest Payment Date”) commencing June 30, 2011 and all of such PIK Interest shall bear interest as provided herein to the same extent as the original principal balance hereof.  Effective upon and after the occurrence of any Qualified Issuance, the accrued and unpaid interest shall be payable as follows: (i) an amount equal to the product obtained by multiplying the amount of such accrued and unpaid interest by a percentage (expressed as a decimal) obtained by dividing 9% (expressed as a decimal) by the interest rate applicable to this Note during such period (expressed as a decimal), shall be payable in cash and (ii) the remaining accrued and unpaid interest shall be payable on each Interest Payment Date in the form of PIK Interest.  After the occurrence and during the continuance of an Event of Default, (i) at all times during which the Tranche A Purchasers, collectively, constitute the Required Holders, the interest rate applicable to such amounts shall be 2.5% per annum in excess of the rate otherwise applicable hereunder, effective automatically upon the occurrence of such Event of Default (but only so long as such Event of Default is continuing) or (ii) at all times during which the Tranche A Purchasers, collectively, do not constitute the Required Holders, then at the option of the Required Holders (or automatically while any Event of Default under Sections 12(f) or 12(g) of the Note Purchase Agreement (as defined below) exists), the interest rate applicable to such amounts shall be 2.5% per annum in excess of the rate otherwise applicable hereunder, effective upon the occurrence of such Event of Default (but only so long as such Event of Default is continuing).

At the option of the Payee, the Company shall provide the Payee with one or more notes substantially in the form hereof (“PIK Notes”) reflecting PIK Interest paid on each of such dates or provide an allonge to this Note reflecting such increase in the principal amount hereof in each case in the amount of such PIK Interest, provided that the failure to request an allonge or PIK Note in the amount of any PIK Interest then due and owing shall not prejudice the Payee in any respect, it being understood and agreed that any such PIK Notes and allonges shall be for the sole benefit and convenience of Payee.

2

Notwithstanding any other provision contained in this Note, the aggregate interest rate per annum charged with respect to this Note (including, without limitation, all charges and fees deemed to be interest pursuant to applicable law), shall not exceed the maximum rate per annum permitted by applicable law.  In the event that the aggregate interest rate per annum payable with respect to this Note (including, without limitation, all charges and fees deemed to be interest under applicable laws) exceeds the maximum legal rate, (i) the Company shall only pay interest at the maximum permitted rate, (ii) the Company shall continue to make such interest payments at the maximum permitted rate until all such interest payments and other charges and fees payable hereunder (in the absence of such legal limitations) have been paid in full, (iii) any interest in excess of the maximum permitted rate received by the Payee shall, at the Payee’s option, be applied to a prepayment of the principal amount of this Note or refunded to the Company, and (iv) neither the Company nor any other Person shall have any right of action against the holder of this Note for any damages or penalties arising out of the payment or collection of any such excess interest.  In determining whether the interest contracted for, charged, or received with respect to this Note exceeds the maximum permitted rate, such holder of the Note may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of this Note.

Payments of principal of and interest on (except as otherwise provided herein) this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Payee shall have designated pursuant to Section 15.1 of the Note Purchase Agreement referred to below.

This Note is one of the Tranche A Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of June 6, 2007 (as from time to time amended, modified, restated or otherwise supplemented, the “Note Purchase Agreement”; capitalized terms used but not otherwise defined herein shall have the meaning given such terms in the Note Purchase Agreement), among the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, (a) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement, (b) to have made the representations set forth in the Section 7 of the Note Purchase Agreement and (c) to have represented to the Company that it is not an ITG Competitor.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.  This Note may be transferred or assigned only in accordance with the terms of the Note Purchase Agreement.

3

This Note is subject to optional and mandatory prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

Amendments and modifications of this Note may be made only in the manner provided in the Note Purchase Agreement.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Note Purchase Agreement.

THIS NOTE AND THE NOTE PURCHASE AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS THEREOF, BUT OTHERWISE WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES OF THE LAW THEREOF.

INTERNATIONAL TEXTILE GROUP, INC.

By:
Name:
Title:

  4

EXHIBIT 1-D

Form of Tranche A Note

THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (3) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND IN EACH CASE SUBJECT TO THE COMPANY’S RIGHT PRIOR TO ANY SUCH OFFER, SALE, PLEDGE OR TRANSFER TO REQUIRE AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY.

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN FOURTH AMENDED AND RESTATED SUBORDINATION AND INTERCREDITOR AGREEMENT (THE “SUBORDINATION AGREEMENT”) DATED AS OF MARCH 30, 2011 AMONG CLEARLAKE CAPITAL PARTNERS, LLC, INTERNATIONAL TEXTILE GROUP, INC. (THE “COMPANY”) AND GENERAL ELECTRIC CAPITAL CORPORATION (THE “AGENT”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE COMPANY PURSUANT TO (i) THAT CERTAIN AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MARCH 30, 2011 (THE “SENIOR CREDIT AGREEMENT”) AMONG THE COMPANY, CERTAIN SUBSIDIARIES OF THE COMPANY, THE AGENT AND THE LENDERS FROM TIME TO TIME PARTY THERETO, AS THE SENIOR CREDIT AGREEMENT HAS BEEN AND HEREAFTER MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AND (ii) INDEBTEDNESS REFINANCING THE INDEBTEDNESS UNDER THE SENIOR CREDIT AGREEMENT AS CONTEMPLATED BY THE SUBORDINATION AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

THIS NOTE HAS "ORIGINAL ISSUE DISCOUNT" WITHIN THE MEANING OF SECTION 1273 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED.  PLEASE CONTACT THE COMPANY, ATTENTION: CRAIG J. HART, VICE PRESIDENT AND TREASURER TO OBTAIN INFORMATION REGARDING THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT AND THE YIELD TO MATURITY.

INTERNATIONAL TEXTILE GROUP, INC.

SENIOR SUBORDINATED NOTE DUE JUNE 6, 2013

No. R-[__]                                                                                                                     Original Issue Date: June 6, 2007
Original Principal Amount: [_______]
                                                                                                                      First Re-Issuance Date: December 22, 2009
Total Amount of Principal and Accrued and
Unpaid Interest as of First Re-Issuance Date: [___________]1
Second Re-Issuance Date: March 30, 2011
Total Amount of Principal and Accrued and
Unpaid Interest as of Second Re-Issuance Date: [____]

$[_______]                                                                                                                     CUSIP# [_______]

FOR VALUE RECEIVED, the undersigned, INTERNATIONAL TEXTILE GROUP, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to the order of [_____] (the “Payee”), or its permitted successors or assigns, the principal sum of (i) [______] ($[____]) plus (ii) any PIK Interest (as defined below) not represented by a separate PIK Note (as defined below), on the Tranche A Scheduled Maturity Date (as defined in the Note Purchase Agreement referenced below), with interest (computed on the basis of a 360-day year payable for the number of days actually elapsed) on the unpaid balance thereof at the rate of (i) 18.00% per annum from the date of this Note until December 5, 2008, (ii) 20.00% per annum from December 6, 2008 until December 30, 2008, (iii) 22.50% from December 31, 2008 until June 5, 2009, (iv) 23.50% per annum from June 6, 2009 until September 30, 2009, (v) 12.00% per annum from and after September 30, 2009 until September 30, 2011 and (vi) 12.50% from and after October 1, 2011 (the “Increase Date”); provided that as of the last day of each Interest Payment Date (as defined below) occurring after the Increase Date, the rate of interest payable hereon shall automatically increase by 0.50% per annum in excess of the rate applicable hereunder on the immediately preceding Interest Payment Date until the principal hereof shall have become due and payable.  All interest hereon shall be payable quarterly in arrears on each Interest Payment Date (as defined below).

Prior to the occurrence of any Qualified Issuance, accrued and unpaid interest shall be paid in kind (“PIK Interest”) by adding such interest to the outstanding principal balance of this Note on the last day of each of March, June, September and December of each year (each an “Interest Payment Date”) commencing June 30, 2007 and all of such PIK Interest shall bear interest as provided herein to the same extent as the original principal balance hereof.  Effective upon and after the occurrence of any Qualified Issuance, the accrued and unpaid interest shall be payable as follows: (i) an amount equal to the product obtained by multiplying the amount of such accrued and unpaid interest by a percentage (expressed as a decimal) obtained by dividing 9% (expressed as a decimal) by the interest rate applicable to this Note during such period (expressed as a decimal), shall be payable in cash and (ii) the remaining accrued and unpaid interest shall be payable on each Interest Payment Date in the form of PIK Interest.  After the occurrence and during the continuance of an Event of Default, (i) at all times during which the Tranche A Purchasers, collectively, constitute the Required Holders, the interest rate applicable to such amounts shall be 2.5% per annum in excess of the rate otherwise applicable hereunder, effective automatically upon the occurrence of such Event of Default (but only so long as such Event of Default is continuing) or (ii) at all times during which the Tranche A Purchasers, collectively, do not constitute the Required Holders, then at the option of the Required Holders (or automatically while any Event of Default under Sections 12(f) or 12(g) of the Note Purchase Agreement (as defined below) exists), the interest rate applicable to such amounts shall be 2.5% per annum in excess of the rate otherwise applicable hereunder, effective upon the occurrence of such Event of Default (but only so long as such Event of Default is continuing).

1 Calculated as of December 22, 2009 after giving effect to the Tranche A Purchase.

2

At the option of the Payee, the Company shall provide the Payee with one or more notes substantially in the form hereof (“PIK Notes”) reflecting PIK Interest paid on each of such dates or provide an allonge to this Note reflecting such increase in the principal amount hereof in each case in the amount of such PIK Interest, provided that the failure to request an allonge or PIK Note in the amount of any PIK Interest then due and owing shall not prejudice the Payee in any respect, it being understood and agreed that any such PIK Notes and allonges shall be for the sole benefit and convenience of Payee.

Notwithstanding any other provision contained in this Note, the aggregate interest rate per annum charged with respect to this Note (including, without limitation, all charges and fees deemed to be interest pursuant to applicable law), shall not exceed the maximum rate per annum permitted by applicable law.  In the event that the aggregate interest rate per annum payable with respect to this Note (including, without limitation, all charges and fees deemed to be interest under applicable laws) exceeds the maximum legal rate, (i) the Company shall only pay interest at the maximum permitted rate, (ii) the Company shall continue to make such interest payments at the maximum permitted rate until all such interest payments and other charges and fees payable hereunder (in the absence of such legal limitations) have been paid in full, (iii) any interest in excess of the maximum permitted rate received by the Payee shall, at the Payee’s option, be applied to a prepayment of the principal amount of this Note or refunded to the Company, and (iv) neither the Company nor any other Person shall have any right of action against the holder of this Note for any damages or penalties arising out of the payment or collection of any such excess interest.  In determining whether the interest contracted for, charged, or received with respect to this Note exceeds the maximum permitted rate, such holder of the Note may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of this Note.

Payments of principal of and interest on (except as otherwise provided herein) this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Payee shall have designated pursuant to Section 15.1 of the Note Purchase Agreement referred to below.

This Note is one of the Tranche A Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of June 6, 2007 (as from time to time amended, modified, restated or otherwise supplemented, the “Note Purchase Agreement”; capitalized terms used but not otherwise defined herein shall have the meaning given such terms in the Note Purchase Agreement), among the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, (a) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement, (b) to have made the representations set forth in the Section 7 of the Note Purchase Agreement and (c) to have represented to the Company that it is not an ITG Competitor.

3

This Note re-evidences certain outstanding obligations previously evidenced by that certain 18.00% Senior Subordinated Note Due June 6, 2011 (CUSIP# [_____]) in the aggregate principal amount of $[_____] issued by the Company on June 6, 2007 and re-issued by the Company on December 22, 2009 pursuant to the Note Purchase Agreement (the “Previous Note”), which Previous Note is amended and substituted hereby.  This Note is not in payment or satisfaction of the Previous Note, nor is this Note in any way intended to constitute a novation of the Previous Note.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.  This Note may be transferred or assigned only in accordance with the terms of the Note Purchase Agreement.

This Note is subject to optional and mandatory prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

Amendments and modifications of this Note may be made only in the manner provided in the Note Purchase Agreement.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Note Purchase Agreement.

THIS NOTE AND THE NOTE PURCHASE AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS THEREOF, BUT OTHERWISE WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES OF THE LAW THEREOF.

INTERNATIONAL TEXTILE GROUP, INC.

By:
Name:
Title:

  4

EXHIBIT 1-E

Form of Tranche B Note

THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (3) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND IN EACH CASE SUBJECT TO THE COMPANY’S RIGHT PRIOR TO ANY SUCH OFFER, SALE, PLEDGE OR TRANSFER TO REQUIRE AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY.

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN FOURTH AMENDED AND RESTATED SUBORDINATION AND INTERCREDITOR AGREEMENT (THE “SUBORDINATION AGREEMENT”) DATED AS OF MARCH 30, 2011 AMONG CLEARLAKE CAPITAL PARTNERS, LLC, INTERNATIONAL TEXTILE GROUP, INC. (THE “COMPANY”) AND GENERAL ELECTRIC CAPITAL CORPORATION (THE “AGENT”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE COMPANY PURSUANT TO (i) THAT CERTAIN AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MARCH 30, 2011 (THE “SENIOR CREDIT AGREEMENT”) AMONG THE COMPANY, CERTAIN SUBSIDIARIES OF THE COMPANY, THE AGENT AND THE LENDERS FROM TIME TO TIME PARTY THERETO, AS THE SENIOR CREDIT AGREEMENT HAS BEEN AND HEREAFTER MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME (ii) INDEBTEDNESS REFINANCING THE INDEBTEDNESS UNDER THE SENIOR CREDIT AGREEMENT AS CONTEMPLATED BY THE SUBORDINATION AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

THIS NOTE HAS "ORIGINAL ISSUE DISCOUNT" WITHIN THE MEANING OF SECTION 1273 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED.  PLEASE CONTACT THE COMPANY, ATTENTION: CRAIG J. HART, VICE PRESIDENT AND TREASURER TO OBTAIN INFORMATION REGARDING THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT AND THE YIELD TO MATURITY.

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN NOTE PURCHASE AGREEMENT, DATED AS OF JUNE 6, 2007, AMONG THE COMPANY AND THE RESPECTIVE PURCHASERS NAMED THEREIN, AS SUCH NOTE PURCHASE AGREEMENT HAS BEEN AND HEREAFTER MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME (THE “NOTE PURCHASE AGREEMENT”) AND THAT CERTAIN AMENDED AND RESTATED DEBT SUBORDINATION AGREEMENT, DATED AS OF DECEMBER 22, 2009, AMONG WLR RECOVERY FUND III, L.P., WLR IV PARALLEL ESC, L.P., WLR RECOVERY FUND IV, L.P., THE COMPANY AND THE PURCHASERS NAMED THEREIN, AS SUCH DEBT SUBORDINATION AGREEMENT HAS BEEN AND HEREAFTER MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME (THE “DEBT SUBORDINATION AGREEMENT”), TO THE TRANCHE A NOTES (AS DEFINED THEREIN) AS SUCH NOTES HAVE BEEN AND HEREAFTER MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE SUBORDINATION PROVISIONS SET FORTH IN THE NOTE PURCHASE AGREEMENT, INCLUDING SECTION 9.8 THEREOF, AND THE DEBT SUBORDINATION AGREEMENT.

INTERNATIONAL TEXTILE GROUP, INC.

AMENDED AND RESTATED SENIOR SUBORDINATED NOTE DUE JUNE 30, 2015

No. R-[__]                                                                                                                     March 30, 2011

 $[_______]                                                                                                           CUSIP# [_______]

FOR VALUE RECEIVED, the undersigned, INTERNATIONAL TEXTILE GROUP, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to the order of [_____] (the “Payee”), or its permitted successors or assigns, the principal sum of (i) [______] ($[____]) plus (ii) any PIK Interest (as defined below) not represented by a separate PIK Note (as defined below), on June 30, 2015, with interest (computed on the basis of a 360-day year payable for the number of days actually elapsed) on the unpaid balance thereof at the rate of 12.00% per annum until the principal hereof shall have become due and payable.  All interest hereon shall be payable quarterly in arrears on each Interest Payment Date (as defined below).  As of the Issue Date, the amount of accrued but unpaid interest is equal to $[_____].

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Prior to the occurrence of any Qualified Issuance, accrued and unpaid interest shall be paid in kind (“PIK Interest”) by adding such interest to the outstanding principal balance of this Note on the last day of each of March, June, September and December of each year (each an “Interest Payment Date”) commencing March 31, 2011 and all of such PIK Interest shall bear interest as provided herein to the same extent as the original principal balance hereof.  Effective upon and after the occurrence of any Qualified Issuance, the accrued and unpaid interest shall be payable as follows: (i) an amount equal to the product obtained by multiplying the amount of such accrued and unpaid interest by a percentage (expressed as a decimal) obtained by dividing 9% (expressed as a decimal) by the interest rate applicable to this Note during such period (expressed as a decimal), shall be payable in cash and (ii) the remaining accrued and unpaid interest shall be payable on each Interest Payment Date in the form of PIK Interest.  After the occurrence and during the continuance of an Event of Default, (i) at all times during which the Tranche A Purchasers, collectively, constitute the Required Holders, the interest rate applicable to such amounts shall be 2.5% per annum in excess of the rate otherwise applicable hereunder, effective automatically upon the occurrence of such Event of Default (but only so long as such Event of Default is continuing) or (ii) at all times during which the Tranche A Purchasers, collectively, do not constitute the Required Holders, then at the option of the Required Holders (or automatically while any Event of Default under Sections 12(f) or 12(g) of the Note Purchase Agreement (as defined below) exists), the interest rate applicable to such amounts shall be 2.5% per annum in excess of the rate otherwise applicable hereunder, effective upon the occurrence of such Event of Default (but only so long as such Event of Default is continuing).

At the option of the Payee, the Company shall provide the Payee with one or more notes substantially in the form hereof (“PIK Notes”) reflecting PIK Interest paid on each of such dates or provide an allonge to this Note reflecting such increase in the principal amount hereof in each case in the amount of such PIK Interest, provided that the failure to request an allonge or PIK Note in the amount of any PIK Interest then due and owing shall not prejudice the Payee in any respect, it being understood and agreed that any such PIK Notes and allonges shall be for the sole benefit and convenience of Payee.

Notwithstanding any other provision contained in this Note, the aggregate interest rate per annum charged with respect to this Note (including, without limitation, all charges and fees deemed to be interest pursuant to applicable law), shall not exceed the maximum rate per annum permitted by applicable law.  In the event that the aggregate interest rate per annum payable with respect to this Note (including, without limitation, all charges and fees deemed to be interest under applicable laws) exceeds the maximum legal rate, (i) the Company shall only pay interest at the maximum permitted rate, (ii) the Company shall continue to make such interest payments at the maximum permitted rate until all such interest payments and other charges and fees payable hereunder (in the absence of such legal limitations) have been paid in full, (iii) any interest in excess of the maximum permitted rate received by the Payee shall, at the Payee’s option, be applied to a prepayment of the principal amount of this Note or refunded to the Company, and (iv) neither the Company nor any other Person shall have any right of action against the holder of this Note for any damages or penalties arising out of the payment or collection of any such excess interest.  In determining whether the interest contracted for, charged, or received with respect to this Note exceeds the maximum permitted rate, such holder of the Note may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of this Note.

Payments of principal of and interest on (except as otherwise provided herein) this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Payee shall have designated pursuant to Section 15.1 of the Note Purchase Agreement referred to below.

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This Note is one of the Tranche B Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of June 6, 2007 (as from time to time amended, modified, restated or otherwise supplemented, the “Note Purchase Agreement”; capitalized terms used but not otherwise defined herein shall have the meaning given such terms in the Note Purchase Agreement), among the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, (a) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement, (b) to have made the representations set forth in the Section 7 of the Note Purchase Agreement and (c) to have represented to the Company that it is not an ITG Competitor.

This Note re-evidences certain outstanding obligations previously evidenced by [that certain 18.00% Senior Subordinated Note Due June 6, 2012 (CUSIP# [_____]) in the aggregate principal amount of $[_____] issued by the Company on [_____] and that certain 18.00% Senior Subordinated Note Due June 6, 2012 (CUSIP# [_____]) in the aggregate principal amount of $[_____] issued by the Company on [_____] pursuant to the Note Purchase Agreement (collectively, the “Previous Notes”), which Previous Notes are amended and substituted hereby.  This Note is not in payment or satisfaction of the Previous Notes, nor is this Note in any way intended to constitute a novation of the Previous Notes.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.  This Note may be transferred or assigned only in accordance with the terms of the Note Purchase Agreement.

This Note is subject to optional and mandatory prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

Amendments and modifications of this Note may be made only in the manner provided in the Note Purchase Agreement.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Note Purchase Agreement.

THIS NOTE AND THE NOTE PURCHASE AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS THEREOF, BUT OTHERWISE WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES OF THE LAW THEREOF.

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INTERNATIONAL TEXTILE GROUP, INC.

By:
Name:
Title:

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EXHIBIT 3

Form of Subordination Agreement

SCHEDULE A

Information Relating to Purchasers

INFORMATION RELATING TO PURCHASERS

Purchaser Name	CCP F, L.P.
Name in Which Note is Registered	CCP F, L.P.
Principal Amount of Notes as of March 30, 2011 (including capitalized PIK Interest as of such date)	$14,940,474.72
Payment on Account of Note Method Account Information	Wire transfer. JPMorgan Chase Bank, N.A. ABA # 021000021 Account Number: 789-697109 Account: Clearlake Capital Partners I, L.P.
Accompanying Information
Address for Notices Related to Payments	233 Wilshire Blvd, Suite 800, Santa Monica, CA 90292
Address for All Other Notices	233 Wilshire Blvd, Suite 800, Santa Monica, CA 90292
Other Instructions	Email notices to jose@clearlakecapital.com
Instructions re Delivery of Notes
Tax Identification Number	EIN 20-5966378

Purchaser Name	WLR Recovery Fund IV, L.P.
Name in Which Note is Registered	WLR Recovery Fund IV, L.P.
Principal Amount of Notes as of March 30, 2011 (including capitalized PIK Interest as of such date)	$100,323,727.74
Payment on Account of Note Method Account Information	Wire transfer. Citizens Bank, Providence, RI ABA # 011 500 120 Account: WLR Recovery Fund IV LP Account Number: 1312294555
Accompanying Information
Address for Notices Related to Payments	c/o Invesco Institutional (N.A.), Inc./WL Ross & Co. LLC 1166 Avenue of the Americas, New York, NY 10036 Attn: Michael J. Gibbons With copies to: Christopher Choi and Benjamin Gruder
Address for All Other Notices	c/o Invesco Institutional (N.A.), Inc./WL Ross & Co. LLC 1166 Avenue of the Americas, New York, NY 10036 Attn: Michael J. Gibbons With copies to: Christopher Choi and Benjamin Gruder
Other Instructions	Email notices to mgibbons@wlross.com; cchoi@wlross.com; ben_gruder@invesco.com
Instructions re Delivery of Notes
Tax Identification Number	26-0284503

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Purchaser Name	WLR Recovery Fund III, L.P.
Name in Which Note is Registered	WLR Recovery Fund III, L.P.
Principal Amount of Notes as of March 30, 2011 (including capitalized PIK Interest as of such date)	$4,922,218.85
Payment on Account of Note Method Account Information	Wire transfer. Citizens Bank, Providence, RI ABA # 011 500 120 Account: WLR Recovery Fund III LP Account Number: 1312294644
Accompanying Information
Address for Notices Related to Payments	c/o Invesco Institutional (N.A.), Inc./WL Ross & Co. LLC 1166 Avenue of the Americas, New York, NY 10036 Attn: Michael J. Gibbons With copies to: Christopher Choi and Benjamin Gruder
Address for All Other Notices	c/o Invesco Institutional (N.A.), Inc./WL Ross & Co. LLC 1166 Avenue of the Americas, New York, NY 10036 Attn: Michael J. Gibbons With copies to: Christopher Choi and Benjamin Gruder
Other Instructions	Email notices to mgibbons@wlross.com; cchoi@wlross.com; ben_gruder@invesco.com
Instructions re Delivery of Notes
Tax Identification Number	20-3157752

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Purchaser Name	WLR IV Parallel ESC, L.P.
Name in Which Note is Registered	WLR IV Parallel ESC, L.P.
Principal Amount of Notes as of March 30, 2011 (including capitalized PIK Interest as of such date)	$422,674.49
Payment on Account of Note Method Account Information	Wire transfer. Citizens Bank, Providence, RI ABA # 011 500 120 Account: WLR IV Parallel ESC LP Account Number: 1312294628
Accompanying Information
Address for Notices Related to Payments	c/o Invesco Institutional (N.A.), Inc./WL Ross & Co. LLC 1166 Avenue of the Americas, New York, NY 10036 Attn: Michael J. Gibbons With copies to: Christopher Choi and Benjamin Gruder
Address for All Other Notices	c/o Invesco Institutional (N.A.), Inc./WL Ross & Co. LLC 1166 Avenue of the Americas, New York, NY 10036 Attn: Michael J. Gibbons With copies to: Christopher Choi and Benjamin Gruder
Other Instructions	Email notices to mgibbons@wlross.com; cchoi@wlross.com; ben_gruder@invesco.com
Instructions re Delivery of Notes
Tax Identification Number	26-1249003

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